                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                            IPALCO ENTERPRISES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 28, 1997

          THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT
       12:00 MIDNIGHT EASTERN STANDARD TIME, ON THURSDAY, MARCH 27, 1997,
                         UNLESS THE OFFER IS EXTENDED.

                     TO: IBJ SCHRODER BANK & TRUST COMPANY

                                               BY FACSIMILE                         BY HAND OR
             BY MAIL:                         TRANSMISSION:                     OVERNIGHT COURIER:

            P.O. Box 9                        (212) 858-2891                      1 State Street
      Bowling Green Station                                                     New York, NY 10004
     New York, NY 10274-0009                                             ATTN: Reorganization Department
 ATTN: Reorganization Department                                        Securities Processing Window SC-1

                                          CONFIRM BY TELEPHONE:
                                              (212) 858-2660

                                               DESCRIPTION OF SHARES TENDERED
                                                 (See Instructions 3 and 4)

              NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                 (PLEASE USE PREADDRESSED LABEL OR FILL IN                                TENDERED CERTIFICATES
              EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))                 (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
                                                                                                                  NO. OF
                                                                               CERTIFICATE                        SHARES
                                                                               NUMBER(S)*     NO. OF SHARES*    TENDERED**
                                                                             TOTAL SHARES
                                                                             TENDERED

 Indicate in this box order (by certificate number) which Shares are to be purchased in the event of proration.

 (Attach additional list if necessary.) *** See Instruction 9.

        1st:        2nd:        3rd:        4th:        5th:        6th:

   *Need not be completed if Shares are tendered by Book-Entry transfer.

  **If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

 ***If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.


                         PLEASE READ THE ENTIRE LETTER
            OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS,
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    Delivery of this instrument and all other documents to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

    This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below) is utilized), a tender of Shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter, collectively referred to as the "Book-Entry Transfer Facilities") pursuant to
Section 3 of the Offer to Purchase. See Instruction 2. This Letter of Transmittal may be used for Shares credited to accounts in IPALCO PowerInvest, the Company's Dividend Reinvestment Plan (the "Dividend Reinvestment Plan") (see box entitled "Dividend Reinvestment Plan Shares").

    SHARES HELD IN THE INDIANAPOLIS POWER & LIGHT COMPANY EMPLOYEES' THRIFT PLAN (THE "THRIFT PLAN") MAY BE TENDERED ONLY BY INSTRUCTING THE THRIFT PLAN TRUSTEE PURSUANT TO THE THRIFT PLAN INSTRUCTION LETTER. IF YOU HOLD SHARES IN THE THRIFT PLAN AND OUTSIDE OF THE THRIFT PLAN, SUCH SHARES MUST BE TENDERED SEPARATELY. THIS LETTER OF TRANSMITTAL MAY BE USED ONLY FOR TENDERING SHARES NOT HELD IN A THRIFT PLAN ACCOUNT.

    Shareholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute a valid delivery.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

 / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ___________________________________________
   Check Applicable Box:    / / DTC    / / PDTC
   Account number: ____________________________________________________________
   Transaction Code Number: ___________________________________________________

 / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s): _________________________________________
   Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution which Guaranteed Delivery: _____________________________ If Delivery is by Book-Entry Transfer:

     Name of Tendering Institution: ___________________________________________

     Account number: _________________  / / DTC        / / PDTC
   Transaction Code Number:
   --------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to IPALCO Enterprises, Inc., an Indiana corporation (the "Company"), the above described shares of the Company's Common Stock, no par value (the "Shares"), (including the associated Common Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of June 28, 1990 between the Company and First Chicago Trust Company of New York, as Rights Agent), pursuant to the Company's offer to purchase up to 12,000,000 Shares, at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated February 28, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights.

    Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidence of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

        (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the following representations and warranties, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Company that:

        (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

        (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby;

        (d) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

           (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

           (ii) such tender of Shares complies with Rule 14e-4; and

        (e) the undersigned has read and agrees to all of the terms of the Offer.

    All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $34 nor less than $29 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.25) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price which will allow it to buy 12,000,000 Shares (or such lesser number of Shares as are properly tendered at prices not greater than $34 nor less than $29 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered and not withdrawn prior to the Expiration Date at prices greater than the Purchase Price and Shares not purchased because of proration. The undersigned also understands that unless the Rights are redeemed or become separately transferable in accordance with their terms, by tendering Shares the undersigned will also be tendering the associated Rights and that no separate consideration will be paid for such Rights.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

    THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF SHARES BY THE COMPANY FOR PAYMENT WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

                              CHECK ONLY ONE BOX.
                        IF MORE THAN ONE BOX IS CHECKED
                       OR IF NO BOX IS CHECKED, THERE IS
                           NO VALID TENDER OF SHARES

                            SHARES TENDERED AT PRICE
                          DETERMINED BY DUTCH AUCTION

 / / The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $29.00 or as high as $34.00.

             *** CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW ***

                            SHARES TENDERED AT PRICE
                           DETERMINED BY SHAREHOLDER

/ / $29.00 / / $30.00 / / $31.00 / / $32.00 / / $33.00 / / $34.00
/ / $29.25 / / $30.25 / / $31.25 / / $32.25 / / $33.25
/ / $29.50 / / $30.50 / / $31.50 / / $32.50 / / $33.50
/ / $29.75 / / $30.75 / / $31.75 / / $32.75 / / $33.75

              IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,
 YOU MUST USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE TO BE SPECIFIED.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

To be completed ONLY if the SHARES are being tendered by or on behalf of a person owning of record or beneficially, as of the close of business on February 28, 1997, an aggregate of fewer than 100 Shares*. The undersigned either (check one box):

/ / was as of the close of business on February 28, 1997, and will continue to be at the Expiration Date, the record or beneficial owner, of an aggregate of fewer than 100 Shares,* all of which are being tendered, or

/ / is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was as of the close of business on February 28, 1997, and will continue to be at the Expiration Date, the beneficial owner of an aggregate of fewer than 100 Shares* and is tendering all of such Shares.

* In calculating the number of Shares you own, you must aggregate Shares held in the Dividend Reinvestment Plan with those held outside such plan. Do not include Shares allocated to your account under the Thrift Plan.

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 13)

This section is to be completed ONLY if Shares held in the Dividend Reinvestment Plan are to be tendered.

/ / By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of
    Transmittal:

                        Number of Shares ______________________*

* The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank. If the box captioned "Odd Lots" in this Letter of Transmittal is completed, all Shares held in the Odd Lot Owner's account(s) will be tendered regardless of whether this section is otherwise completed.


         SPECIAL PAYMENT INSTRUCTIONS                     SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)             (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)
    To be completed ONLY if certificates for     To be completed ONLY if certificates for Shares
Shares not tendered or not purchased and/or any  not tendered or not purchased and/or any check
check for the aggregate Purchase Price of        for the Purchase Price of Shares purchased,
Shares purchased are to be issued in the name    issued in the name of the undersigned, are to
of and sent to someone other than the            be mailed to someone other than the
undersigned.                                     undersigned, or to the undersigned at an
Issue  / / Check  / / Certificates to:           address other than that shown above.
Name(s)                                          Issue  / / Check  / / Certificates to:
                (Please Print)                   Name(s)
Address                                                          (Please Print)
                  (Zip Code)                     Address
(Tax Identification or Social Security Number)                     (Zip Code)

                                PLEASE SIGN HERE

                     (TO BE COMPLETED BY ALL SHAREHOLDERS)

Signature(s) of Owner(s)__--_______________________________________________--_

________________________________________________________________________________
                            Signature(s) of Owner(s)

Dated:___________________________________________________________________, 1997.

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

________________________________________________________________________________

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

________________________________________________________________________________

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURES(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

________________________________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:__________________________________________________________________  , 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1.  GUARANTEE OF SIGNATURE.  No signature guarantee is required if either:

        (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

        (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an "Eligible Institution").

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed photocopy of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this Letter of Transmittal and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or photocopy of it (with any required signature guarantee)) and by otherwise complying with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or photocopy of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders, except as expressly provided in the Offer to Purchase. Fractional shares will be purchased, unless proration of tendered Shares is required (in which case fractional Shares held by participants in the Dividend Reinvestment Plan and the Thrift Plan (as such terms are defined in the Offer to Purchase) will be purchased). All tendering shareholders, by execution of this Letter of Transmittal (or a photocopy of it), waive any right to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price. Shareholders wishing to maximize the possibility that their Shares will be purchased at the relevant Purchase Price may check the box on the Letter of Transmittal marked "Shares Tendered at Purchase Price Determined by Dutch Auction." Checking this box may result in a purchase price of the Shares so tendered at the minimum price of $29.00.

    6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with name(s) as written on the face of the certificate(s) without any change whatsoever.

        (b) If the Shares are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

        (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

        (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

        (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

        (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted. See Section 15 of the Offer to Purchase.

    8. ODD LOTS. As described in Sections 1 and 2 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned of record or owned beneficially, as of the close of business on February 28, 1997 and will continue to own at the Expiration Date, an aggregate of fewer than 100 Shares, including any Shares held in the Company's Dividend Reinvestment Plan, and who tenders all of his or her Shares at or below the Purchase Price (an "Odd Lot Owner"). However, in calculating whether you own an aggregate of fewer than 100 Shares, do not include Shares allocated to your account, if any, in the Thrift Plan. This preference will not be available unless the box captioned "Odd Lots" is completed.

    Notwithstanding clause (b) above, the Company reserves the right, but is not obligated, to purchase prior to purchasing any other Shares referred to in clause (b), all Shares tendered by a shareholder who has tendered at or below the Purchase Price all Shares owned, beneficially or of record, and as a result of the proration contemplated by clause (b) would then own, beneficially or of record, an aggregate of fewer than 100 Shares. If the Company exercises this right, it will increase the number of Shares that are purchased pursuant to the Offer in an amount sufficient to allow the exercise of the right (i.e., the number of Shares that would be owned by all shareholders who would become Odd Lot holders as a result of the proration contemplated by clause (b)).

    9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Section 13 of the Offer to Purchase.

    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/ or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent, the Dividend Reinvestment Plan Administrator or the Thrift Plan Trustee (all as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

    13. DIVIDEND REINVESTMENT PLAN. If a tendering shareholder desires to have tendered pursuant to the Offer Shares credited to the shareholder's account under the Dividend Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all shares credited to the shareholder's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal.

    If a shareholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account, including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box entitled "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering shareholder's account will be tendered (unless the stockholder has otherwise completed the box captioned "Odd Lots" in this Letter of Transmittal, in which case all Shares held in the Odd Lot Owner's account will be tendered regardless of whether the box captioned "Dividend Reinvestment Plan Shares" is completed).

    14. THRIFT PLAN. Participants in the Thrift Plan may not use this Letter of Transmittal to direct the tender of Shares held in their Thrift Plan Account. Such shares may be tendered only by instructing the Thrift Plan Trustee pursuant to the Thrift Plan Instruction Letter in ample time for the Thrift Plan Trustee to tender such shares. See Section 3 of the Offer to Purchase.

    15. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements may be obtained from the Depositary.

    16. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof or (iii) an estate or trust, the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisers regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

                   PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, DEPOSITORY
SUBSTITUTE                       PART 1: PLEASE PROVIDE YOUR TIN      Social Security Number
FORM W-9                         IN THE BOX AT RIGHT AND            OR ------------------------
                                 CERTIFY BY SIGNING AND DATING    Employer Identification Number
                                 BELOW.

Department of the Treasury       PART 2: For Payees exempt from backup withholding, see the
Internal Revenue Service         enclosed Guidelines for Certification of Taxpayer Identification
PAYER'S REQUEST FOR TAXPAYER     Number on Substitute Form W-9 and complete as instructed
IDENTIFICATION NUMBER (TIN)      therein.
                                 PART 3: Awaiting TIN / /
CERTIFICATION--Under the penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me)
and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future) and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Instructions--You must cross out Item (ii) above if you have been notified by the
IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE     DATE , 1997

NAME (Please Print

ADDRESS (Include Zip Code)

    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                                 (800) 848-2998
                        THE DEPOSITARY FOR THE OFFER IS:
                       IBJ SCHRODER BANK & TRUST COMPANY

            BY MAIL:                 BY FACSIMILE TRANSMISSION:       BY HAND/OVERNIGHT DELIVERY:

           P.O. Box 9                      (212) 858-2891                    1 State Street
     Bowling Green Station                                                 New York, NY 10004
    New York, NY 10274-0009                                         ATTN: Reorganization Department
ATTN: Reorganization Department                                       Securities Processing Window
                                                                                  SC-1

                                       CONFIRM BY TELEPHONE:

                                           (212) 858-2660

                      THE DEALER MANAGER FOR THE OFFER IS:
                            DILLON, READ & CO. INC.
                               535 Madison Avenue
                            New York, New York 10022
                                 (212) 906-7525

Important: This Letter of Transmittal or a photocopy hereof or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received by the Depositary prior to 12:00 Midnight, Eastern Standard Time, on the Expiration Date.